COOPERATIVE
BANKSHARES, INC.

BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Analyst Presentation August 2008 Building relationships for over 100 100 years Exhibit 99.1

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

THIS PRESENTATION, INCLUDING ALL DOCUMENTS INCORPORATED HEREIN BY REFERENCE,
CONTAINS FORWARD-LOOKING STATEMENTS. ADDITIONAL WRITTEN OR ORAL FORWARD-
LOOKING STATEMENTS MAY BE MADE BY THE COMPANY FROM TIME TO TIME IN FILINGS WITH
THE SECURITIES AND EXCHANGE COMMISSION OR OTHERWISE. THE WORDS "BELIEVE",
"EXPECT", "SEEK", AND "INTEND" AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING
STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THE STATEMENT IS MADE. SUCH
FORWARD-LOOKING STATEMENTS ARE WITHIN THE MEANING OF THAT TERM IN SECTION 27A
OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED. SUCH STATEMENTS MAY INCLUDE, BUT ARE NOT
LIMITED TO, PROJECTIONS OF INCOME OR LOSS, EXPENDITURES, ACQUISITIONS, PLANS FOR
FUTURE OPERATIONS, FINANCING NEEDS OR PLANS RELATING TO SERVICES OF THE
COMPANY, AS WELL AS ASSUMPTIONS RELATING TO THE FOREGOING. FORWARD-LOOKING
STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, SOME OF WHICH
CANNOT BE PREDICTED OR QUANTIFIED. FUTURE EVENTS AND ACTUAL RESULTS COULD
DIFFER MATERIALLY FROM THOSE SET FORTH IN, CONTEMPLATED BY OR UNDERLYING THE
FORWARD-LOOKING STATEMENTS.  A DISCUSSION OF FACTORS THAT COULD CAUSE ACTUAL
RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN THE FORWARD-LOOKING
STATEMENTS IS INCLUDED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.
Safe Harbor Statement

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

3 Agenda Overview of Cooperative Bankshares Market Area Financial Highlights Trading Data Summary

Overview of Cooperative Bankshares

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

$973.7 million bank holding company headquartered in
Wilmington, NC
Subsidiaries: Cooperative Bank and Lumina Mortgage Company
110-year operating history in Eastern NC
Traded on NASDAQ National Market under the symbol “COOP”
21 financial centers and 6 loan offices in North Carolina
(including Lumina) and 2 financial centers and 1 loan office in
South Carolina
Who We Are Today

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Cooperative Bank formed in 1898 as a mutual thrift
Converted to stock savings bank in 1991
Formed holding company in 1994
Acquired Lumina Mortgage in 2002
Adopted a North Carolina commercial bank charter in 2002
Opened four new financial centers in 2003 (two in December)
Issued $15 million of trust preferred securities in 2005
Acquired Bank of Jefferson in July 2007
Hired an area executive for the Myrtle Beach / Grand Strand
SC area in October 2007
Will open 2 financial centers in the Myrtle Beach area in the
3
rd
quarter of 2008
History

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Executive Management
Name Title Age Experience
Frederick Willetts, III Chairman, President & CEO 59 36 Years
O.C. Burrell, Jr. Chief Operating Officer 59 36 Years
Todd L. Sammons, CPA Chief Financial Officer 47 22 Years
Dickson B. Bridger Mortgage Lending 48 25 Years

Market Analysis

Dare
Beaufort
Duplin
Onslow
Carteret
Chesterfield
Bladen
Pender
New Hanover
North Carolina
Columbus
Brunswick
Horry
South Carolina
Loan Origination Offices
Cooperative Bank Offices

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

9 Footprint

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Wilmington, NC
Southeastern coastal metropolitan area
Significant economic benefit of the 1990 expansion of Interstate I-40 to
Wilmington
Significant expansion of air service at Wilmington International Airport
Growth in tourism, retirees and housing
Attraction of major employers such as PPD, GE, Verizon and Corning
Largest employer – New Hanover Regional Medical Center (4,700 employees)
Nicknamed “Hollywood of the East” the film and TV industry is a major factor in Wilmington’s economic growth
Education – UNC-Wilmington is a public university with over 12,000 students, Cape Fear Community College has over 7,000 students
Market Analysis
Sources: Wilmington Regional Film Commission, Inc. and Wilmingtontoday.com

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Wilmington, NC
2007 MSA population of 339,511
Ranked among top 5% of MSAs for population growth by
percentage (37.2%) from 1990 to 2000
Population growth expected to nearly double the national average over the next five years
Household income up 68% since 1989
Market Analysis
MSA region includes New Hanover, Brunswick and Pender counties.
Source: U.S. Census data, 2007 and SNL Financial.

Financial Highlights

Financial Snapshot
Dollars in thousands except per share data, as of June 30, 2008
Total Assets (Increased 94% since 2003)
$973,681
Total Deposits (Increased 99% since 2003)
$731,583
Total Equity $63,607
LTM Net Income $4,314
LTM EPS $0.65
Book Value per Common Share $9.66
LTM ROA
0.46%
LTM ROE 6.64%
Shares Outstanding
6,586,256
Insider Control*
*   Includes 181,770 stock options that are immediately exercisable.
25.62%

COOPERATIVE BANKSHARES, INC.

BUILDING RELATIONSHIPS FOR OVER 100 YEARS

14 $502 $550 $746 $860 $927 $974 $300 $400 $500 $600 $700 $800 $900 $1,000 2003 2004 2005 2006 2007 June 30 2008 15.9% compound annual growth Assets ($Millions)

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

15 $408 $457 $642 $758 $815 $857 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 $800 $850 $900 2003 2004 2005 2006 2007 June 30 2008 17.9% compound annual growth Total Net Loans ($Millions)

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Net Charge Offs vs. Provisions
($Thousands)
230
740
970
2,485
2,235
1,450
1,212
75
64
630
649
3,325
-
250
500
750
1,000
1,250
1,500
1,750
2,000
2,250
2,500
2,750
3,000
3,250
3,500
2003 2004 2005 2006 2007 June 30,
2008
Net Charge Offs
Provisions

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

1-4 Family
51%
Comm'l Industrial,
Agricultural
4%
Consumer
1%
Other
0%
Commercial Real
Estate
23%
Equity Lines
4%
Multi-Family
3%
Construction &
Development
14%
Dec. 2003 Dec. 2007
Equity Lines
4%
Multi-Family
2%
1-4 Family
48%
Construction &
Development
27%
Commercial Real
Estate
15%
Other
0%
Consumer
1%
Comm'l, Industrial,
Agricultural
3%
Loan Composition
Source: Annual Report data as of December 31, 2003 and December 31, 2007.

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

18 $367 $415 $565 $662 $715 $732 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 2003 2004 2005 2006 2007 June 30 2008 16.6% compound annual growth Deposits ($Millions)

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

19 $5,404 $4,681 $5,502 $7,640 $8,081 $402 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 2003 2004 2005 2006 2007 Thru June 30 2008 Net Income ($000s)

COOPERATIVE BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

$0.83
$0.71
$0.84
$1.15
$1.22
$0.06
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
$1.50
2003 2004 2005 2006 2007 Thru
June 30
2008
Earnings Per Share*
*Per share information is computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect to the two 3-for-2 stock splits in the form of a 50% stock dividend declared on January 19, 2005 and May 31, 2006.

Trading Data

Trading Data
Data as of June 30, 2008
Stock Price $6.90
Stock Price as a percentage of book value 71.4%
Stock Price as a percentage of tangible book value 78.6%
Market Capitalization $45.4 million
LTM P/E 10.62x
Dividend Yield 2.90%

Summary

COOPERATIVE BANKSHARES, INC.

BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Continue to build profitable relationships
with new and existing customers
Return to normal profitability
Improve asset quality
Continue to expand in current and
adjacent markets including Coastal South
Carolina
Long-Term Strategy

COOPERATIVE
BANKSHARES, INC.
BUILDING RELATIONSHIPS FOR OVER 100 YEARS

Experienced management team with knowledge of local
markets
Largest community bank based in Wilmington, NC MSA
P/E ratio of 10.6* substantially below average 12.9 for
Southeast community banks
Traditionally good asset quality
Stock price is 78.6%* of tangible book value
Due to insider’s ownership, management’s interests
are aligned with the shareholders
*
as of 06/30/08
Reasons to Invest